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CONFIDENTIAL TREATMENT                                          EXHIBIT 10.24

                                AMENDMENT NO. 1

                                      TO

                    AMENDED AND RESTATED RESELLER AGREEMENT

     This is Amendment No. 1, dated as of April 30, 1998, to the Amended and Restated Reseller Agreement (the "Reseller Agreement") dated as of May 30, 1997 between ACCESS Radiology Corporation ("ACCESS") and ISG Technologies, Inc. ("ISG").


     WHEREAS, ACCESS and ISG wish to amend the Reseller Agreement to reflect the replacement of the VRS NT 200 Product with the VRS 300 Product, and to address certain related matters,

     NOW, THEREFORE, the parties agree as follows:

     1. Definitions. Capitalized terms used herein and not otherwise defined
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have the meanings set forth in the Reseller Agreement. Upon the effectiveness of this Amendment No. 1, references in the Reseller Agreement to "this Agreement", "hereof", "hereunder", and the like shall refer to the Reseller Agreement as amended by this Amendment No. 1. The reference to "the VRS NT 200 application" in section 1.1.8 of the definitions is changed to "the VRS 300 Product". The following new definition is added to Section 1.1 of the Reseller Agreement:

          1.1.2A  "Execution Date" means the later of (i) April 30, 1998 and
(ii) the thirtieth day after GMA Release of the VRS 300 Product.

     2. Schedules.  The pricing for VRS-NT-200 (v1.1) appearing in Pricing Table
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1 and Pricing Table 2 of Schedule I shall cease to apply as of the effectiveness of this Amendment No. 1. The Base Unit price for the VRS 300 Product is [*THE CONFIDENTIAL PORTION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] There are no options for the VRS 300 Product. The portion of Schedule I titled "VRS-NT 200 Release 1.1" and the Marketing Specifications Document for the VRS NT 200 Product included in Schedule I are replaced in their entirety by the pages attached to this Amendment No. 1.
Schedule IIA attached to this Amendment No. 1 is hereby made a Schedule to the Reseller Agreement.

                            CONFIDENTIAL TREATMENT

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     3. Amendment of Section 4.1.2. Section 4.1.2 of the Reseller Agreement is
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amended to read in its entirety as follows:

          4.1.2 [*THE CONFIDENTIAL PORTION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]



   4. Addition of Section  4.1.5. A new Section 4.1.5 is added to the Reseller
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Agreement to read as follows:

           4.1.5 Prior to the Execution Date, ACCESS has paid an aggregate of [*THE CONFIDENTIAL PORTION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] in prepaid license fees for the VRS NT 200 Product. Following the Execution Date, any balance of this prepayment not applied to license fees for installed copies of the VRS NT 200 Product will be applied on a first dollar basis to license fees payable hereunder for the VRS 300 Product. This prepayment and its application will be accounted for separately from the accounting for the application of Committed Payments under Section 4.2. The balance of this prepayment remaining as of April 30, 1998 is [*THE CONFIDENTIAL PORTION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.] A detailed calculation of this remaining balance is set forth in Schedule IIA.

   5. Amendment of Section 4.2.3. The last paragraph of Section 4.2.3 is
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deleted.

   6. Amendment of Section 5.1.1. A new sentence is added to Section 5.1.1, to
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read as follows:

     Materials provided under this Section will include materials for the upgrade of VRS NT 200 Products installed for existing users to the VRS 300 Product. ISG will provide a CD-ROM for each copy of the VRS 300 Product to be installed (including upgrades from the VRS 200), or in the alternative

                            CONFIDENTIAL TREATMENT

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     will enable ACCESS to produce such CD-ROMS from an original supplied by
     ISG.

   7. Addition of Section 5.5. A New Section 5.5 is added to the Reseller
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Agreement, to read as follows:

           5.5 Notwithstanding anything else contained in this agreement, ISG shall have no responsibility for support of the VRS NT 200 Product after the Execution Date.

   8. General. This Amendment No. 1 will become effective as of April 30, 1998
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when executed and delivered by both parties. This Amendment No. 1 may be executed in counterparts, all of which taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the first date set forth above.


ACCESS RADIOLOGY CORPORATION            ISG TECHNOLOGIES, INC.


By:/s/  David Lang                      By: /s/ Peter Bak
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   Name: David Lang                         Name: Peter Bak
   Title: Vice President of                 Title: Vice President Business
   Operations                               of Product Development

                            CONFIDENTIAL TREATMENT

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